UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2006

Golden Telecom, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27423	51-0391303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Rep. Office Golden TeleService, Inc., 1 Kozhevnichesky Proezd, Moscow, Russia,		115114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011-7-501) 797-9300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Board of Directors of Golden Telecom, Inc. (the "Company") has appointed Mr. David Smyth, Mr. Patrick Gallagher, and Mr. David Herman to serve as members of the Company’s Audit Committee effective May 18, 2006. Mr. Smyth will serve as Chairman of the Company's Audit Committee.

Each of these individuals was elected to the Company’s Board of Directors on May 18, 2006. Each of these individuals qualifies as an "independent director" as defined in NASDAQ Marketplace Rule 4200(a)(15), and satisfies the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934 and the additional financial literacy standards required of all audit committee members pursuant to NASDAQ Marketplace Rule 4350(d)(2)(A).

On May 19, 2006, NASDAQ confirmed to the Company that this new Audit Committee satisfies the NASDAQ requirement for three qualified and independent directors to serve on this committee of the Board.

The Company had previously disclosed to NASDAQ on March 17, 2006 that, following the resignation of Mr. Ashley Dunster from the Company's Board of Directors and the Company's Audit Committee as of March 15, 2006, as allowed by NASDAQ Rule 4350(d)(4)(B), the Company's Audit Committee would have two members until May 18, 2006.

Accordingly, the Company’s Audit Committee is in compliance with NASDAQ’s audit committee requirements as set forth in NASDAQ Marketplace Rule 4350(d)(2)(A), and the Company is no longer relying on the exception to the audit committee composition rule found in NASDAQ Marketplace Rule 4350(d)(4)(B).

Item 8.01 Other Events.

The Company has announced that, at the annual general meeting of shareholders held on May 18, 2006, ten directors were elected to the Board of Directors of the Company for a one year term. Four new directors were elected, including Mr. Gallagher, Mr. Smyth, Mr. Ronny Naevdal, and Mr. Jean-Pierre Vandromme, Chief Executive Officer of the Company. Six directors were re-elected to the Board of Directors, including Mr. Petr Aven, Mr. Alexey Khudyakov, Mr. Oleg Malis, Mr. Kjell Johnsen, Mr. Vladimir Bulgak and Mr. Herman. Mr. Aven will serve as Chairman of the Company's Board of Directors.

A press release announcing such matters is attached hereto as Exhibit 99.1 and is incoporate herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Golden Telecom, Inc. press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Telecom, Inc.

May 22, 2006	By:	/s/ Derek Bloom

Name: Derek Bloom
Title: Senior Vice-President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Golden Telecom, Inc. press release.